PROSPECTUS

SA Fixed Income Fund

SA U.S. Market Fund

SA U.S. HBtM Fund

SA U.S. Small Company Fund

SA International HBtM Fund

SA International Small Company Fund

SA FUNDS PRIVACY POLICY

October 23, 2002

As amended April 1, 2003

An investment in the Funds is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

Asset Allocation

Risk/Return Summary

Risk/Return Information Common to the Funds

SA Fixed Income Fund

SA Equity Funds

SA U.S. Market Fund

SA U.S. HBtM Fund

SA U.S. Small Company Fund

SA International HBtM Fund

SA International Small Company Fund

Management

Your Account

Pricing of Fund Shares

Distributions

More About SA Funds

SA Fixed Income Fund

SA Equity Funds

Financial Highlights

See Back Cover for Additional Information and Privacy Policy

Asset Allocation

Each SA Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies.  In addition to managing the SA Funds, Assante Asset Management Inc. (“AAMI” or the “adviser”) offers asset allocation strategy tools to certain clients, and the SA Funds are designed in part to implement those strategies.  The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/return potential represented by each SA Fund.  Some SA Funds may have more volatile returns than others.  Because of the historical lack of correlation among various asset classes, an investment in a portfolio of SA Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy’s overall level of volatility.  As a result, an asset allocation strategy may reduce risk.

Asset allocation across appropriate asset classes (represented by the SA Funds) is the central theme of AAMI’s investment philosophy.  AAMI seeks to reduce risk further by creating portfolios that focus on specific asset classes.  AAMI then oversees Dimensional Fund Advisors Inc. (“Dimensional” or the “sub-adviser”), the SA Funds’ investment sub-adviser, who invests the assets of the SA Funds in the market or class represented by each SA Fund.  Dimensional adheres to a distinct investment discipline, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes.  Finally, AAMI monitors and evaluates the sub-adviser to ensure that it does not deviate from its stated investment philosophy or process.

Risk/Return Summary

This Risk/Return Summary briefly describes the goal and principal investment strategies of each of the SA Funds and the principal risks of investing in the SA Funds.  For further information on the SA Funds’ investment strategies and risks, please read the section entitled “More About SA Funds” and the SA Funds’ Statement of Additional Information.

Risk/Return Information Common to the Funds

Each SA Fund is a mutual fund.  A mutual fund pools shareholders’ money and, using professional investment management, invests it in securities.

Each SA Fund has its own investment goal and strategies for reaching that goal.  Each SA Fund’s assets are managed under the direction of the SA Funds’ adviser and sub-adviser.  The sub-adviser manages each SA Fund’s assets in a way that it believes will help each SA Fund achieve its goal.  However, investing in the SA Funds involves risks, and there is no guarantee that an SA Fund will achieve its goal.  Therefore, you could lose money on your investment in an SA Fund, just as you could with other investments.

The value of your investment in an SA Fund is based on the market prices of the securities the SA Fund holds.  These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers.  These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities an SA Fund owns and the markets in which they trade.

SA Fixed Income Fund

Goal

The Fund’s goal is to maximize total return available from a universe of high quality fixed income investments maturing in five years or less.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in:

*

obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities;

*

obligations of other foreign issuers rated AA or better;

*

corporate debt obligations;

*

bank obligations;

*

commercial paper; and

*

obligations of supranational organizations, such as the World Bank, the European Investment Bank, and the European Economic Community.

The Fund will primarily invest in fixed income securities that mature within five years from the date of settlement.  The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.  If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name.

The Fund attempts to maximize its total return by increasing or decreasing its portfolio maturity length depending on prevailing interest rates.  For example, the sub-adviser may sell a shorter-term security and buy a longer-term security.  If interest rates fall, prices for the longer-term security will rise more than the shorter-term security.  Thus, capital appreciation is enhanced as well as total return.  The sub-adviser also allocates assets among countries in an attempt to maximize total return.

The Fund may use foreign currency exchange contracts to hedge foreign currency risks.  The Fund may also engage in short-term trading, enter into futures and options contracts and lend portfolio securities.  These investments and techniques are described under “More About SA Funds”.

Principal Risks

The share price of the Fund and the Fund’s yield change daily because of changes in interest rates and other market conditions and factors.  Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to SA Fixed Income Fund are:

*

Interest Rate Risk: In general, bond prices rise when interest rates fall and fall when interest rates rise.  Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.  Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

*

Credit (or Default) Risk: It is possible that some of the issuers will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund.  Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund.  A change in the quality rating of a bond can affect the bond’s liquidity and make it more difficult for the Fund to sell.  If any of these events were to occur, the Fund might suffer a loss.

*

Foreign Securities and Currency Risk: Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities.  Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies.  Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers.  The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.  A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

*

Hedging Risk: Forward currency exchange contracts may be used to hedge foreign currency risk.  Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations.  In addition, hedging may increase the Fund’s expenses.  There is also a risk that a forward currency exchange contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss.

*

Derivatives Risk:  The Fund may experience losses as a result of its use of futures, options and forward currency exchange contracts, which are forms of derivatives.  The main risk with derivatives is that the Fund may lose more money than its initial investment in the derivative.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA Fixed Income Fund

Total Return

(per calendar year)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q9/30/01

2.69%

Worst Quarter:

Q12/31/01

0.14%

The year-to-date return as of September 30, 2002 for the Fund was 9.23%.

Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
Return Before Taxes	5.27%	5.21%(a)
Return After Taxes on Distributions	3.92%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	3.19%	3.11%
Lehman Brothers Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	8.42%	8.61%(b)

(a) Since July 29, 1999.

(b) Lehman Brothers Aggregate Bond Index is a market capitalization weighted broad index of U.S. investment-grade fixed income securities with maturities of over one year.  Performance for the benchmark is not available from July 29, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of SA Fixed Income Fund.  The Fund has no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy or sell through them.

ANNUAL FUND OPERATING EXPENSES (1)

(expenses that are deducted from Fund assets)

as a % of net assets

Management/Advisory Fees	0.84%
Other Expenses (2)
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.50%
Total Other Expenses	0.75%
Total Annual Fund Operating Expenses	1.59%
Fee Waivers and/or Expense Reimbursement	(0.59)%
Net Expenses (3)	1.00%

(1)

Annual Fund Operating Expenses are based on operating expenses incurred by the Fund for the fiscal year ended June 30, 2002, adjusted to reflect current fees.

(2)

Other expenses include an administration fee paid to the adviser and all other ordinary operating expenses not listed above.

(3)

The adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the Fund’s total operating expenses to the amount shown in the above table.  This agreement will remain in effect until July 15, 2009, at which time it may be continued, modified or eliminated, and net expenses will be adjusted as necessary.   The adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions:  (1) the adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

Example

This example is intended to help you compare the cost of investing in SA Fixed Income Fund to the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table above and that all dividends and distributions are reinvested.  Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

1 year…..$103*

3 years…..$320*

5 years…..$555*

10 years…..$1,396**

*

The example is based on net expenses after reduction for fee waivers or reimbursements.

**

The example is based on net expenses after reduction for fee waivers or reimbursements through July 15, 2009, and thereafter is based on gross estimated expenses.

SA EQUITY FUNDS

SA U.S. Market Fund

SA U.S. HBtM Fund

SA U.S. Small Company Fund

SA International HBtM Fund

SA International Small Company Fund

Market Capitalization

Market capitalization (or “market cap”) is the number of shares of a company’s stock outstanding times price per share.

Market Capitalization Weighting

A portfolio or index is market capitalization weighted when the amount of stock in the portfolio or index is keyed to that stock’s market capitalization compared to all eligible stocks.  The higher the stock’s relative market cap, the greater its representation in the portfolio or index will be.

Total Market Capitalization

For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”) or Nasdaq National Market® (“Nasdaq”).

Equity Investment Approach

The sub-adviser believes that equity investing should involve a long-term view and a focus on asset class (for example, small company stocks or large company stocks) selection.  Accordingly, the sub-adviser does not engage in market-timing or conventional stock selection.  The sub-adviser places a premium on limiting portfolio turnover and does not take defensive positions in anticipation of negative investment conditions.

The sub-adviser generally structures a Fund’s portfolio by:

•

Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

•

Creating a sub-set of companies meeting the sub-adviser’s investment guidelines for each particular Fund.

•

Excluding certain companies after analyzing various factors (for example, solvency or involvement in a merger).

•

Purchasing stocks so the portfolio is generally market capitalization weighted.

About Tax-Efficient Management Techniques

The sub-adviser may use the following tax-efficient management techniques with respect to SA U.S. HBtM Fund, SA U.S. Small Company Fund and SA International HBtM Fund in an attempt to minimize taxable distributions by those Funds, particularly short-term capital gains and current income, which are taxed at a higher rate than long-term capital gains.

•

Minimizing sales of securities that result in capital gains.

•

Maximizing the extent to which any realized net capital gains are long-term (taxable at lower capital gains tax rate).

•

Minimizing dividend income.

•

Realizing losses to offset gains, when prudent to do so.

•

Limiting portfolio turnover, when prudent to do so.

SA U.S. Market Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by generally investing in the following asset class (or “target universe”): all common stocks that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S.  As of the date of this Prospectus, the sub-adviser considers securities of companies whose market capitalizations generally are in the highest 96% of total market capitalization to be in the Fund’s target universe.  As of September 30, 2002, generally, the market capitalization of a company in the highest 96% of total market capitalization was approximately $464 million or above.  This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.  If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name.  The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. to be U.S. securities.

Because it would be very expensive to buy and sell all of the stocks in the Fund’s target universe, the sub-adviser uses a technique known as “sampling”.  Sampling means that the sub-adviser selects stocks that it believes will recreate in terms of market capitalization the Fund’s target universe.

The Fund also invests less than 5% of its total assets in the U.S. Micro Cap Portfolio (formerly the U.S. 9-10 Small Company Portfolio), an investment company that invests exclusively in stocks of very small U.S. companies.  Dimensional, the sub-adviser of the Fund, is the adviser of the U.S. Micro Cap Portfolio.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors.  Therefore, you may lose money if you invest in the Fund.  The principal risks that apply to the Fund are:

*

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors’ perceptions of value to diverge from fundamental value.  Price changes may be temporary or last for extended periods.

*

Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

*

Medium-Size Company Stock Risk: The stocks of medium-size companies may have more risks than those of larger companies.  They may be more susceptible to market downturns, and their prices may be more volatile.

*

Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies.  Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio.  In addition, small company stocks typically trade in lower volume, making them more difficult to sell.  Generally, the smaller the company size, the greater these risks.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA U.S. Market Fund Total Return (per calendar year)	Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
	Return Before Taxes	(10.39)%	(0.85)%(a)
	Return After Taxes on Distributions	(10.50)%	(1.01)%
	Return After Taxes on Distributions and Sale of Fund Shares	(6.33)%	(0.75)%
	Wilshire 5000 Total Market Index (reflects no deductions for fees, expenses, or taxes)	(11.43)%	(7.88%)%(b)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q12/31/01

 11.86%

Worst Quarter:

Q9/30/01

(15.21)%

The year-to-date return as of September 30, 2002 for the Fund was (26.70)%.

(a) Since August 5, 1999.

(b) Wilshire 5000 Total Market Index is a market capitalization weighted broad index of all U.S.-headquartered equity securities.  Performance for the benchmark is not available from August 5, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA U.S. HBtM Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a target universe consisting of common stocks of large cap U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the U.S. that the sub-adviser believes are value (“HBtM” or “High Book-to-Market”) stocks at the time of purchase.  The sub-adviser considers value stocks primarily to be those of companies with high book values (values that are derived from companies’ balance sheets) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock).  In measuring value, the Fund may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the issuer’s industry.  The criteria used for assessing value are subject to change from time to time.  As of the date of this Prospectus, the sub-adviser considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies.  As of September 30, 2002, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $1.3 billion or above.  This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name.  The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. to be U.S. securities.

The sub-adviser may use a variety of tax-efficient management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors.  Therefore, you may lose money if you invest in the Fund.  The principal risks that apply to the Fund are:

*

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors’ perceptions of value to diverge from fundamental value.  Price changes may be temporary or last for extended periods.

*

Value Stocks Risk: Value stocks may underperform when the market strongly favors growth stocks over value stocks.  In addition, a value stock may not reach what the sub-adviser believes is its full market value, or its intrinsic value may go down.

*

Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA U.S. HBtM Fund Total Return (per calendar year)	Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
	Return Before Taxes	0.87%	1.25%(a)
	Return After Taxes on Distributions	0.72%	0.95%
	Return After Taxes on Distributions and Sale of Fund Shares	0.53%	0.85%
	Russell 1000 Value Index (reflects no deductions for fees, expenses, or taxes)	(5.59)%	(0.96)%(b)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q12/31/01

 11.99%

Worst Quarter:

Q9/30/01

(17.70)%

The year-to-date return as of September 30, 2002 for the Fund was (30.83)%.

(a) Since August 5, 1999.

(b) Russell 1000 Value Index is comprised of companies with the lowest price-to-book ratios within the Russell 1000 Index.  Russell 1000 Index is a market capitalization weighted broad index of 1000 large capitalization U.S. companies.  Performance for the benchmark is not available from August 5, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA U.S. Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a target universe consisting of equity securities of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the U.S.  As of the date of this Prospectus, the sub-adviser considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies.  As of September 30, 2002, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $969 million, or below.  This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.  If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name.  The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. to be U.S. securities.

The sub-adviser may use a variety of tax-efficient management techniques, when consistent with the Fund’s strategies and operational needs, to minimize adverse tax consequences to shareholders of the Fund.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors.  Therefore, you may lose money if you invest in the Fund.  The principal risks that apply to the Fund are:

*

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors’ perceptions of value to diverge from fundamental value.  Price changes may be temporary or last for extended periods.

*

Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies.  Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio.  In addition, small company stocks typically are traded in lower volume, making them more difficult to sell.  Generally, the smaller the company size, the greater these risks.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA U.S. Small Company Fund Total Return (per calendar year)	Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
	Return Before Taxes	8.88%	12.52%(a)
	Return After Taxes on Distributions	8.88%	12.47%
	Return After Taxes on Distributions and Sale of Fund Shares	5.41%	10.15%
	Russell 2000 Index (reflects no deductions for fees, expenses, or taxes)	2.55%	6.37%(b)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q12/31/01

 23.49%

Worst Quarter:

Q9/30/01

(21.56)%

The year-to-date return as of September 30, 2002 for the Fund was (27.17)%.

(a) Since August 5, 1999.

(b) Russell 2000 Index is a market capitalization weighted broad index of 2000 small capitalization U.S. companies.  Performance for the benchmark is not available from August 5, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA International HBtM Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by generally investing its assets in a target universe consisting of common stocks of large non-U.S. companies that the sub-adviser believes are value (“HBtM” or “High Book-to-Market”) stocks at the time of purchase.  The sub-adviser primarily considers value stocks to be those of companies with high book values (values that are derived from companies’ balance sheets) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock).  In measuring value, the Fund may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the issuer’s industry.  The criteria used for assessing value are subject to change from time to time.

The Fund invests in companies in countries with developed markets (for example, Australia, Denmark or France).  Under normal market conditions, the sub-adviser intends to invest in companies organized or having a majority of their operating income in at least three non-U.S. countries.

As of the date of this Prospectus, the sub-adviser intends to invest in companies having at least $800 million of market capitalization, and the Fund will be approximately market capitalization weighted.

The sub-adviser may use a variety of tax-efficient management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors.  Therefore, you may lose money if you invest in the Fund.  The principal risks that apply to the Fund are:

*

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors’ perceptions of value to diverge from fundamental value.  Price changes may be temporary or last for extended periods.

*

Foreign Securities and Currency Risk: Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities.  Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies.  Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers.  The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.  A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

*

Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

*

Value Stocks Risk: Value stocks may underperform when the market strongly favors growth stocks over value stocks.  In addition, a value stock may not reach what the sub-adviser believes is its full market value, or its intrinsic value may go down.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA International HBtM Fund Total Return (per calendar year)	Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
	Return Before Taxes	(12.82)%	(5.44)%(a)
	Return After Taxes on Distributions	(13.04)%	(5.64)%
	Return After Taxes on Distributions and Sale of Fund Shares	(7.60)%	(4.32)%
	MSCI EAFE Value Index (reflects no deductions for fees, expenses, or taxes)	(21.63)%	(10.95)%(b)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q12/31/01

 7.46%

Worst Quarter:

Q9/30/01

(14.56)%

The year-to-date return as of September 30, 2002 for the Fund was (20.28)%.

(a) Since August 5, 1999.

(b) Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index is comprised of companies with the lowest market-to-book ratios (value) within the MSCI EAFE Index.  MSCI EAFE Index is an index of securities listed on the stock exchanges of 20 developed market countries other than the United States.  Performance for the benchmark is not available from August 5, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA International Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund is a feeder fund in a master-feeder relationship, which means that, instead of buying securities directly, it invests substantially all of its assets in another mutual fund, the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “Master Fund”), which has the same investment objective as the Fund.  The Master Fund, in turn, is a fund-of-funds that invests in the following series of The DFA Investment Trust Company (the “Underlying Funds”):  The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”) and The Pacific Rim Small Company Series (the “Pacific Rim Series”).

The Master Fund and the Underlying Funds are advised by Dimensional, the sub-adviser of SA International Small Company Fund.  Dimensional invests the assets of each Underlying Fund by generally basing the amount of each security purchased on the issuer’s market capitalization relative to other companies located in the same country (or region, in the case of the Continental Series and the Pacific Rim Series).

Because Dimensional receives an administration fee and an investment advisory fee through its management of the Master Fund and the Underlying Funds, Dimensional will not receive any sub-advisory fee for its sub-advisory services to SA International Small Company Fund.  Dimensional has agreed to this fee arrangement in order to prevent any duplication of fees in this multi-tier structure.

As of the date of this Prospectus, the Master Fund invests its assets in the Underlying Funds within the following ranges (expressed as a percentage of the Fund’s assets):

Underlying Fund	Investment Range

Japanese Series	20% - 45%
United Kingdom Series	5% - 25%
Continental Series	20% - 45%
Pacific Rim Series	0% - 25%

Dimensional determines periodically the allocations of the Master Fund’s investments among the Underlying Funds and may change the allocations from time to time.  The Underlying Funds invest in developed market countries such as the United Kingdom, France, Germany, and Japan, and will not invest in emerging market countries.

The Fund may withdraw its investment in the Master Fund at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so.  If this happens, the Fund’s assets either will be invested in another master fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objectives and policies of SA International Small Company Fund in this Prospectus, you should assume that the investment objectives and policies of the Master Fund are the same in all material respects as those of the Fund and that, at times when the Fund has invested its assets in the Master Fund, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the Master Fund.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors.  Therefore, you may lose money if you invest in the Fund.  The principal risks that apply to the Fund are:

*

Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors’ perceptions of value to diverge from fundamental value.  Price changes may be temporary or last for extended periods.

*

Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies.  Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio.  In addition, small company stocks typically are traded in lower volume, making them more difficult to sell.  Generally, the smaller the company size, the greater these risks.

*

Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of U.S. securities.  Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies.  Issuers of foreign securities are generally not subject to the same degree of regulations as are U.S. issuers.  The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.  A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since inception.  The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SA International Small Company Fund Total Return (per calendar year)	Average Annual Total Returns (for periods ended 12/31/01)	One Year	Since Inception
	Return Before Taxes	(11.50)%	(6.68)%(a)
	Return After Taxes on Distributions	(11.73)%	(7.28)%
	Return After Taxes on Distributions and Sale of Fund Shares	(7.00)%	(5.48)%
	Salomon Smith Barney Extended Market Index	(16.40)%	(7.82)%(b)
	(reflects no deductions for fees, expenses, or taxes)

Best and Worst Quarterly Performance

(During the periods shown above)

Best Quarter:

Q6/30/01

 5.88%

Worst Quarter:

Q9/30/01

(13.29)%

The year-to-date return as of September 30, 2002 for the Fund was (1.24)%.

(a) Since August 5, 1999.

(b) Salomon Smith Barney Extended Market Index – EPAC (EMI) is compiled by Salomon Smith Barney.  The EMI defines the small-capitalization equity universe, representing the bottom 20% of the available capitalization, and 75% of the number of issues, of each country in the Salomon Smith Barney Broad Market Index.  The EMI is calculated gross of withholding taxes and is capitalization weighted.   Performance for the benchmark is not available from August 5, 1999 (commencement of operations).  For that reason, performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to March 30, 2002, the Fund charged transaction fees to purchasers of its shares.  These transaction fees were paid to the Underlying Funds to offset costs incurred by such Underlying Funds when investing the proceeds from the sale of shares.  These transaction fees are reflected in the historical performance for the Fund presented in the tables.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of an SA Equity Fund.  The Funds have no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy or sell through them.

Annual Fund Operating Expenses (1)

(expenses that are deducted from Fund assets)

(as a % of net assets)

	SA U.S. Market Fund	SA U.S. HBtM Fund	SA U.S. Small Company Fund	SA Intl. HBtM Fund	SA Intl. Small Company Fund (4)
Management/Advisory Fees	0.70%	0.92%	1.03%	1.03%	0.65%
Other Expenses (2) Shareholder Servicing Fees Other Operating Expenses Total Other Expenses	0.25% 0.57% 0.82%	0.25% 0.75% 1.00%	0.25% 1.10% 1.35%	0.25% 0.52% 0.77%	0.25% 1.02% 1.27%
Total Annual Fund Operating Expenses	1.52%	1.92%	2.38%	1.80%	1.92%
Fee Waiver and/or Expense Reimbursement	(0.44)%	(0.79)%	(1.10)%	(0.27)%	(0.64)%
Net Expenses (3)	1.08%	1.13%	1.28%	1.53%	1.28%

(2)

Annual Fund Operating Expenses are based on operating expenses incurred by the Funds for the fiscal year ended June 30, 2002, adjusted to reflect current fees.

(3)

Other expenses include an administration fee paid to the adviser and all other ordinary operating expenses not listed above.

(4)

The adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit each Fund’s total operating expenses to the amounts shown in the above table.  This agreement will remain in effect until July 15, 2009, at which time this agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary.  The adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions:  (1) the adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

(5)

With respect to SA International Small Company Fund, the amounts set forth in the table reflect only those expenses incurred directly by the Fund.  The expenses incurred by the Master Fund and the Underlying Funds are reflected in the valuation of the Fund’s investment in the Master Fund.  These expenses are not passed directly to the Fund or its shareholders, and therefore these expenses are not reflected in the table.  For the fiscal year ended November 30, 2001, the total annual operating expenses of the Master Fund were 0.72% of its net assets.

Example

This example is intended to help you compare the cost of investing in an SA Equity Fund to the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same as shown in the table above and that all dividends and distributions are reinvested.  Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

SA U.S. Market Fund

1 year

$111*

3 years

$345*

5 years

$598*

10 years

$1,446**

SA U.S. HBtM Fund

1 year

$116*

3 years

$361*

5 years

$625*

10 years

$1,601**

SA U.S. Small Company Fund

1 year

$131*

3 years

$408*

5 years

$706*

10 years

$1,856**

SA International HBtM Fund

1 year

$157*

3 years

$487*

5 years

$840*

10 years

$1,907**

SA International Small Company Fund

1 year

$131*

3 years

$408*

5 years

$706*

10 years

$1,729**

*

The example is based on net expenses after reduction for fee waivers or reimbursements.

**

The example is based on net expenses after reduction for fee waivers or reimbursements through July 15, 2009, and thereafter is based on gross estimated expenses.

MANAGEMENT

Adviser

Assante Asset Management Inc., 1190 Saratoga Avenue, San Jose, California 95129, is the Funds’ investment adviser.  Founded in 1975, the adviser provides investment advisory services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and other business entities.  As of September 30, 2002, the adviser had $1.225 billion in assets under management.

The adviser, in its capacity as investment adviser, handles the business affairs of the Funds and oversees the Funds’ sub-adviser.  The adviser has received exemptive relief from the U.S. Securities and Exchange Commission that permits the Board of Trustees of the Trust to hire and terminate investment sub-advisers as recommended by the adviser.

In its capacity as administrator, the adviser provides administrative services to the Funds.

Sub-Adviser

Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, serves as investment sub-adviser to the Funds.  Since its organization in May 1981, Dimensional has provided investment management services to institutional investors and to other mutual funds.  Dimensional presently serves as the investment adviser to four other investment companies – The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.  As of September 30, 2002, Dimensional managed over $31 billion in assets.

Dimensional also serves as investment adviser to the Master Fund into which SA International Small Company Fund invests, the Underlying Funds into which the Master Fund invests and the U.S. Micro Cap Portfolio, into which SA U.S. Market Fund invests less than five percent of its assets.

Investment decisions for the Funds are made by the Investment Committee of Dimensional, which meets on a regular basis and also as needed to consider investment issues.  The Investment Committee is composed of certain officers and directors of Dimensional who are elected annually.  Dimensional also provides each Fund with a trading department and selects brokers and dealers to effect securities transactions.

Securities transactions are placed with a view to obtaining the best price and execution of such transactions.  Dimensional is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

Management Fees

The following chart shows the aggregate annual investment management fees that each Fund paid to the adviser during the fiscal year ended June 30, 2002.  The adviser is responsible for paying the investment management fees to the sub-adviser.  Please refer to the Fees and Expenses Table in the “Risk/Return Summary” section of this Prospectus for more information about the fees payable to the adviser and fee waivers.

Investment Management Fee Paid During the Fiscal Year Ended June 30, 2002

(expressed as percentage of average daily net assets)

Your Account

This section describes how to do business with SA Funds and the services that are available to shareholders.

How to Reach SA Funds

By telephone:

(800) 366-7266

Call for account information 8:00 a.m. to 5:00 p.m. Pacific time, Monday through Friday.

By mail:

1190 Saratoga Avenue

Suite 200

San Jose, California 95129

Purchasing Shares

Only clients of certain financial representatives are eligible to purchase shares of the Funds.

If you are making an initial investment, you must submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

You or your financial representative should notify the adviser of any proposed investment.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm may charge you an additional fee, which will reduce your investment accordingly.

Minimum investments

The minimum initial investment is $100,000, unless waived by SA Funds.

There is no minimum for additional investments.

Timing of Requests

All requests received by SA Funds’ transfer agent, or other authorized intermediary, before 4:00 p.m. Eastern time on a business day of the Funds will be executed at that day’s net asset value per share (“NAV”).  Orders received after 4:00 p.m. Eastern time will be executed at the following business day’s NAV.  Authorized intermediaries acting on a purchaser’s behalf are responsible for transmitting orders by the deadline.  Each day a Fund calculates its NAV is a business day of that Fund.

Redeeming Shares

You or your financial representative may redeem shares at any time by furnishing a redemption request to the adviser in proper form.  In proper form means that all required documents are completed, signed and received.

Incomplete Redemption Requests

SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your request is missing.  Once the information is obtained, you will receive the next-determined NAV.

Timing of Requests

All requests received in proper form by SA Funds, or authorized intermediary, before 4:00 p.m. Eastern time on a business day of the Funds will be executed the same day, at that day’s NAV.  Requests received after 4:00 p.m. Eastern time will be executed the following business day, at that day’s NAV.

Wire Transactions

A fee of $10 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared.  This may take up to 15 days after your purchase was recorded (in rare cases, longer).  If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $10,000 as a result of redeeming or exchanging shares, SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out.  If you do not take action within 60 days, SA Funds may redeem your shares and mail the proceeds to you at the account’s address of record.

Exchanges

There is no fee to exchange shares among SA Funds.  However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction.  The exchange privilege is not intended as a way to speculate on short-term movements in the markets.

You may acquire shares of the Funds by exchanging shares of the SSgA Money Market Fund and may exchange your shares of the Funds for shares of the SSgA Money Market Fund, if such shares are offered in your state of residence.  The SSgA Money Market Fund is a portfolio of the SSgA Funds.  The SSgA Funds are an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., 2 International Place, Boston Massachusetts 02110, and are not affiliated with SA Funds or SA Funds’ distributor.  Prior to making such an exchange, you should carefully read the prospectus for the SSgA Money Market Fund.  You can obtain a copy of the prospectus through your financial representative or by calling the adviser at (800) 366-7266.  The exchange privilege is not an offering or recommendation on the part of SA Funds or their distributor of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund’s fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

An investment in the SSgA Money Market Fund is neither insured nor guaranteed by the U.S. Government or by SSgA Funds Management, Inc.  There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.

Additional Policies for Purchases, Redemptions and Exchanges

*

SA Funds reserves the right to reject any purchase order.

*

At any time, SA Funds may change any of their purchase, redemption or exchange procedures, and may suspend sale of their shares.

*

SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the U.S. Securities and Exchange Commission.

*

In the interest of economy, SA Funds do not issue share certificates.

*

SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities.  The shareholder may pay transaction costs to dispose of these securities.

*

SA Funds may authorize certain financial intermediaries to accept purchase, redemption and exchange orders from their customers on behalf of SA Funds.  Other intermediaries may also be designated to accept such orders, if approved by SA Funds.  Authorized intermediaries are responsible for transmitting orders on a timely basis.  An SA Fund will be deemed to have received an order when the order is accepted in proper form from the authorized intermediary, and the order will be priced at the SA Fund’s NAV next determined.

Individual Retirement Accounts

You also may acquire shares of an SA Fund by contributing to an individual retirement account (“IRA”) made available by that SA Fund, if you qualify for ownership of an IRA.  IRAs made available by SA Funds may be subject to an annual fee.  You can obtain more information regarding IRAs offered by SA Funds through your financial representative or by calling the adviser at (800) 366-7266.

Important Notice Regarding Delivery of Shareholder Documents

When SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding”, in which a single copy of the relevant document is sent to all shareholders at a common address.  (SA Funds will not household personal information documents, such as account statements.)  The adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address.  If you agree, you do not need to take any action; SA Funds will continue householding your documents for as long as you are a shareholder.  However, if at any time you would like to request that SA Funds do not employ householding on your account(s), you may do so by calling (800) 366-7266.  SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application, you will be required to supply SA Funds with information, such as your taxpayer identification number, that will assist SA Funds in verifying your identity.  Until such verification is made, SA Funds may temporarily limit additional share purchases.  In addition, SA Funds may limit additional share purchases or close an account if they are unable to verify a customer’s identity.  As required by law, SA Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

 Pricing of Fund Shares

Each SA Fund’s NAV is calculated on each day the New York Stock Exchange is open.  In certain limited circumstances, each Fund, in its discretion, may calculate its NAV on other days and accept purchases and redemptions on those days.  NAV is the value of a single share of an SA Fund.  NAV is calculated by (1) taking the current market value of an SA Fund’s total assets, (2) subtracting that SA Fund’s liabilities and expenses and (3) dividing that amount by the total number of shares owned by shareholders.

SA Funds calculate NAV as of the close of regular business on the New York Stock Exchange, normally 4:00 p.m. Eastern time.  If the New York Stock Exchange closes early, SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time.

Market or fair values of SA Funds’ portfolio securities are determined as follows:

*

Equity securities listed on an exchange for which market quotations are readily available: according to the last quoted sale price of the day (on the exchange where the security is primarily traded).

*

In the absence of recorded sales for listed equity securities:  according to the mean between the most recent quoted bid and asked prices.

*

Unlisted equity securities for which market quotations are readily available:  mean between the most recent quoted bid and asked prices.

*

Bond and other fixed income securities: based on prices provided by an independent pricing service.

*

Shares of an investment company: at the investment company’s net asset value.

*

All other securities: at fair value as determined in good faith by or under the direction of the Board of Trustees of SA Funds.

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  SA Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange.  Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange.  If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign securities may trade in their primary markets on weekends or other days when SA Funds do not price their shares.  Therefore, the value of the portfolio of an SA Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Distributions

As a shareholder of a Fund, you are entitled to distributions of your share of its net income and gains on its investments.  Each SA Fund distributes substantially all of its earnings to its shareholders as distributions.  When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to its shareholders, it is called a dividend distribution.  An SA Fund realizes capital gains when it sells securities for a higher price than it paid and has net capital gains (if any) when the gains it realizes on sales of securities exceed losses it realizes on sales of other securities.  When these net gains are distributed to shareholders, it is called a capital gain distribution.  Dividend distributions may be made several times a year, while capital gain distributions are generally made on an annual basis.

SA Fixed Income Fund pays dividends, if any, quarterly.

SA Equity Funds pay dividends, if any, annually.

Each SA Fund distributes net capital gains, if any, at least annually.

You will receive distributions from an SA Fund in additional shares of that Fund unless you elect to receive your distributions in cash.  If you wish to receive distributions in cash, you may either indicate your request on your account application or you or your financial representative may notify the adviser by calling (800) 366-7266.

Your investment in an SA Fund will have tax consequences that you should consider.  Some of the more common federal tax consequences are described here, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold SA Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on all SA Fund distributions.  Your distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the SA Fund.  Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) generally will be taxed as long-term capital gains.  Dividend distributions and distributions of net short-term capital gains generally will be taxed to you as ordinary income.  The tax you pay on a given capital gain distribution generally depends on how long the SA Fund held the portfolio securities it sold; it does not depend on how long you held your SA Fund shares.

SA Fixed Income Fund expects that its distributions will consist primarily of ordinary income.  SA Equity Funds expect that their distributions will consist primarily of net capital gains.

You generally are required to report all SA Fund distributions on your federal income tax return.  Each year SA Funds or your custodian will send you information detailing the amount of ordinary income and net capital gains distributed to you for the previous year.

Taxes on Redemptions or Exchanges

If you redeem your shares of an SA Fund or exchange them for shares of another SA Fund, you generally will be subject to tax on any net gain.  Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain.

Other Considerations

If you buy shares in an SA Fund just before it makes a distribution, you will receive some of the purchase price back in the form of a taxable distribution.

By law, SA Funds must withhold 30% of distributions to you and your redemption proceeds to pay federal income tax if you have not provided a complete, correct taxpayer identification number, and that percentage of those distributions if you are otherwise subject to backup withholding.

MORE ABOUT SA FUNDS

SA Fixed Income Fund

The Fund’s principal strategies and risks are summarized above in the section entitled “SA Fixed Income Fund”.  Below is further information about the Fund’s principal investments and strategies and their associated risks.  The Fund may also use strategies and invest in securities as described in the Statement of Additional Information.  The Fund’s objective may be changed without shareholder approval.

Short-Term Trading.  The Fund may engage in short-term trading, which could produce higher trading costs and taxable distributions.  Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Securities Lending.  The Fund may seek additional income by lending portfolio securities to qualified institutions.  By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional income gains or losses.  If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Maturity Risk Premiums.  The sub-adviser will manage the Fund with a view toward capturing maturity risk premiums.  The term “maturity risk premium” means the anticipated incremental return on investment for holding securities with maturities of longer than one month compared to securities with a maturity of one month.  In implementing this strategy, although the Fund will primarily invest in foreign obligations, the Fund will invest in U.S. obligations when the sub-adviser believes that foreign securities do not offer maturity risk premiums that compare favorably with those offered by U.S. securities.

Defensive Investing.  The Fund does not take temporary defensive positions in anticipation of negative investment conditions.  When a fund engages in defensive investing, it may not achieve its investment objective.

Derivatives.  The Fund may use futures, options and forward currency exchange contracts, which are forms of derivatives.  Derivatives are financial contracts the value of which is based on a security, a currency exchange rate or a market index.  Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  The Fund will not use derivatives for speculative purposes. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.  With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Fund may, but is not required to, use forward currency exchange contracts to hedge foreign currency risks.  A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.  These contracts are privately negotiated transactions and can have substantial price volatility.  When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

The Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.  A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price.  When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period.  When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.  Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Description of Investments

*

U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds.

*

U.S. Government Agency Obligations – Issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

*

Corporate Debt Obligations – Nonconvertible corporate debt securities (e.g., bonds and debentures) that are issued by companies whose commercial paper is rated Prime 1 by Moody’s Investors Service, Inc.  (“Moody’s”) or A1 by Standard & Poor’s Rating Services (“S&P”), and dollar-denominated obligations of foreign issuers issued in the U.S.  If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody’s.  If there is neither a commercial paper rating nor a rating of the debt security, then the sub-adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

*

Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances.  Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

*

Commercial Paper – Rated, at the time of purchase, A1 or better by S&P or Prime 1 by Moody’s, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated AAA by Moody’s or AAA by S&P, and having a maximum maturity of nine months.

*

Repurchase Agreements – Instruments through which the Fund purchases securities (“underlying securities”) from a bank, or a registered U.S. Government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate.  The underlying securities will be limited to U.S. Government and agency obligations described above.  The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.  The Fund will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets.

*

Foreign Government and Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

*

Supranational Organization Obligations – Debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

*

Foreign Issuer Obligations – Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody’s.

*

Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

The Fund’s investments may include both fixed and floating rate securities.  Floating rate securities bear interest at rates that vary with prevailing market rates.  Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

SA Equity Funds

The Funds’ principal strategies and risks are summarized above in the section entitled “SA Equity Funds”.  Below is further information about each Fund’s principal investments and strategies and their associated risks.  The Funds may also use strategies and invest in securities as described in the Statement of Additional Information.  Each Fund’s objective may be changed without shareholder approval.

Portfolio Construction

SA U.S. Market Fund.  SA U.S. Market Fund is approximately market capitalization weighted.  A company’s stock may not be purchased if (i) in the sub-adviser’s judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer’s securities are closely held.  Further, securities of real estate investment trusts will not be acquired (except as part of a merger, consolidation or acquisition of assets).

SA U.S. HBtM Fund.  SA U.S. HBtM Fund is approximately market capitalization weighted.  On not less than a semi-annual basis, the sub-adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

SA International HBtM Fund.  As of the date of this Prospectus, SA International HBtM Fund intends to invest in companies having at least $800 million of market capitalization, and the Fund will be approximately market capitalization weighted.  The sub-adviser may reset such floor from time to time to reflect changing market conditions.  The weighting of certain countries in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell.

It is the sub-adviser’s belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Fund involves greater risk than including a large number of them.

SA U.S. Small Company Fund and SA International Small Company Fund.  SA U.S. Small Company Fund and each Underlying Fund in which the Master Fund of SA International Small Company Fund invests (collectively the “Small Company Funds”) are approximately market capitalization weighted.

The decision to include or exclude the shares of an issuer is made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country, except that with respect to the Continental Series and the Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which those Underlying Funds invest.  Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that the Continental Series and the Pacific Rim Series each will measure company size in terms of a common currency.  Even though a company’s stock may meet the applicable market capitalization criterion of a particular Small Company Fund, it may not be purchased if (i) in the sub-adviser’s judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition, (iii) a significant portion of the issuer’s securities are closely held or (iv) in the sub-adviser’s judgment the issuer may be a “passive foreign investment company” (as defined in the Internal Revenue Code).  Further, none of the Small Company Funds will acquire the securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

If any Small Company Fund must sell securities in order to obtain funds to make redemption payments, that Small Company Fund may repurchase such securities as additional cash becomes available.  In most instances, however, the sub-adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

It is the sub-adviser’s belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

On a periodic basis, the sub-adviser reviews the holdings of each Small Company Fund and determines which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies.  The present policy of the sub-adviser (except with respect to SA U.S. Small Company Fund) is to consider portfolio securities for sale when they have appreciated sufficiently to no longer be in the desired market capitalization range for the relevant Fund as determined periodically by the sub-adviser; however, the sub-adviser is not required to dispose of a security if the security’s issuer is no longer in the desired market capitalization range.  The sub-adviser may, from time to time, revise that policy if, in the opinion of the sub-adviser, such revision is necessary to maintain appropriate market capitalization weighting.

Portfolio Transactions.  Portfolio investments of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the Master Fund of SA International Small Company Fund, will generally be made in eligible securities on a market capitalization weighted basis.  Securities in each Fund’s portfolio will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.  Securities in each Fund’s portfolio which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.  Securities in each Fund’s portfolio will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Securities in each Fund’s portfolio, including those eligible for purchase, may be disposed of, however, at any time when, in the sub-adviser’s judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale.  Generally, securities in each Fund’s portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Fund.

SA U.S. HBtM Fund will make investments in most eligible securities on a market capitalization weighted basis.  This Fund may sell portfolio securities when the issuer’s market capitalization falls substantially below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Fund.  In addition, this Fund may sell portfolio securities when their book-to-market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Fund.

Deviation from Market Capitalization Weighting.  The investment portfolios of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the Master Fund of SA International Small Company Fund are market capitalization weighted.  Deviation from strict market capitalization weighting may occur for several reasons.  First, the sub-adviser may exclude the stock of a company that meets each Fund’s applicable market capitalization criterion if the sub-adviser determines in its best judgment that the purchase of such stock is inappropriate given other conditions.  Deviation also will occur because the sub-adviser intends to purchase in round lots only.  Furthermore, the sub-adviser may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity.  A portion, but generally not in excess of 20% of each Fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting.  A further deviation may occur due to investments by each Fund in privately placed convertible debentures.  Finally, the tax management strategies undertaken by SA U.S. HBtM Fund, SA U.S. Small Company Fund and SA International HBtM Fund may cause deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require.  In addition, securities eligible for purchase by each Fund or otherwise represented in the portfolio of each Fund may be acquired in exchange for the issuance of shares.  While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase by each Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities.  On at least a semi-annual basis, the sub-adviser will determine those companies eligible for investment by a Fund (other than SA U.S. Market Fund).  Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the sub-adviser’s then-current market capitalization requirement for eligible portfolio securities, but not by a sufficient amount to warrant their sale.

Securities Lending.  Each Fund may seek additional income by lending portfolio securities to qualified institutions.  By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses.  If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Fixed Income Securities.  Each Fund may invest in fixed income securities.  Risks of these securities are:

*

Interest rate risk: Increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value.  The magnitude of the decline will be greater for longer-term fixed income securities than for shorter-term fixed income securities.

*

Credit (default) risk: It is possible that some of the issuers will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund.  Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund.  A change in the quality rating of a bond can affect the bond’s liquidity and make it more difficult for the Fund to sell.  If any of these events were to occur, the Fund might suffer a loss.

Cash Management.  Each Fund may invest up to 20% of its assets in short-term, high quality, highly-liquid, fixed income obligations such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes.

Master-Feeder Structure.  Each Fund reserves the right to convert to a “master-feeder” structure at a future date.  Under such a structure, generally one or more feeder funds invest all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities.  A Fund will notify shareholders prior to any such conversion.

SA International Small Company Fund

Underlying Fund-Specific Policies.  The following are the investment policies of each Underlying Fund in which the Master Fund invests.

Japanese Series

The Japanese Series invests in a broad and diverse group of readily marketable stocks of Japanese small companies that are traded in the Japanese securities markets.  As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.  If the Japanese Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Company size will be determined by Dimensional in a manner that considers the market capitalization of Japanese companies.    As of the date of this Prospectus, Dimensional considers companies whose market capitalizations generally are in the lowest 8% of the combined market capitalization of Japanese operating companies traded on selected exchanges to be small companies.  As of September 30, 2002, generally, the market capitalization of a company in the lowest 8% was approximately $457 million or below.

The Japanese Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million.  The Japanese Series intends to acquire a portion of the stock of each eligible company on a market capitalization weighted basis.

United Kingdom Series

The United Kingdom Series invests in a broad and diverse group of readily marketable stocks of United Kingdom small companies that are traded principally on the London Stock Exchange (“LSE”).   As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.  If the United Kingdom Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Company size will be determined by Dimensional in a manner that considers the market capitalization of United Kingdom companies.  As of the date of this Prospectus, Dimensional considers companies whose market capitalizations generally are in the lowest 8% of the combined market capitalization of United Kingdom operating companies traded on selected exchanges to be small companies.  As of September 30, 2002, generally, the market capitalization of a company in the lowest 8% was approximately $1,023 million, or below.

The United Kingdom Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million.  The United Kingdom Series intends to acquire a portion of the stock of each eligible company on a market capitalization weighted basis.

Continental Series

The Continental Series invests in a broad and diverse group of readily marketable stocks of small companies organized in certain European countries, whose shares are traded principally in securities markets located in those countries.  As of the date of this Prospectus, the Continental Series is authorized to invest in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Spain, Sweden and Switzerland.  Dimensional typically determines company size by comparing the market capitalizations of companies in all countries in which the Continental Series invests.  As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.  If the Continental Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Company size will be determined by Dimensional in a manner that considers the market capitalization of companies in all countries in which the Continental Series invests.    As of the date of this Prospectus, Dimensional considers companies whose market capitalizations generally are in the lowest 8% of the combined market capitalization of operating companies in approved countries traded on selected exchanges to be small companies.  As of September 30, 2002, generally, the market capitalization of a company in the lowest 8% was approximately $965 million, or below.

The Continental Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million.  The Continental Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis within each country.  Dimensional may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country.

Pacific Rim Series

The Pacific Rim Series invests in a broad and diverse group of readily marketable stocks of small companies located in Australia, New Zealand and Pacific Rim Asian countries, whose shares are traded principally in securities markets located in those countries.   As a non-fundamental policy, under normal circumstances, the Pacific Rim Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.  If the Pacific Rim Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Company size will be determined by Dimensional in a manner that considers the market capitalization of companies in all countries in which the Pacific Rim Series invests.  As of the date of this prospectus, Dimensional considers companies whose market capitalizations generally are in the lowest 8% of the combined market capitalization of operating companies in approved countries traded on selected exchanges to be small companies.  As of September 30, 2002, generally, the market capitalization of a company in the lowest 8% was approximately $286 million, or below.

The Pacific Rim Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million.  The Pacific Rim Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis within each country.  Dimensional may in its discretion either limit further investments in a particular country or divest the Pacific Rim Series of holdings in a particular country.

Master-Feeder Structure.  The aggregate amount of expenses for the Fund and its Master Fund may be greater than it would be if the Fund were to invest directly in the Underlying Funds or the securities held by the Underlying Funds.  However, the total expense ratio for the Fund is expected to be less over time than it would be if the Fund were to invest directly in either the Underlying Funds or the securities held by the Underlying Funds.  This arrangement enables various institutional investors, including the Fund, to pool their assets, which may result in economies by spreading certain fixed costs over a larger asset base.  Through the daily calculation of the Master Fund’s NAV, the value of the investment in the Master Fund held by each shareholder in the Master Fund, including the Fund, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the Master Fund, which expenses will include the Master Fund’s share of the indirect operating expenses of the Underlying Funds.

The shares of the Master Fund and the Underlying Funds are offered to institutional investors for the purpose of increasing the assets available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels.  Investment in the Master Fund and the Underlying Funds by other institutional investors offers potential benefits to the Master Fund and the Underlying Funds, and through its investment in the Master Fund, the Fund also.  However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund or the Underlying Funds.  Also, if an institutional investor were to redeem its interest in the Master Fund or the Underlying Funds, the remaining investors in the Master Fund or the Underlying Fund, as the case may be, could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund’s or Underlying Fund’s security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Fund does could have effective voting control over the operation of the Master Fund.

Other institutional investors, including other mutual funds, may invest in the Master Fund and each Underlying Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Fund.  For information about the availability of investing in the Master Fund or any of the Underlying Funds other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005.

A withdrawal by the Fund of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund.  Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions.  In addition, a distribution in kind to the Fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Fund.  Moreover, a distribution in kind by the Master Fund may constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund.  Any net capital gains so realized will be distributed to the Fund’s shareholders as described in the section entitled “Distributions”.

Financial Highlights

The financial highlights table is intended to help shareholders understand each Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions).   With the exception of the period ended December 31, 2002, the information has been audited by PricewaterhouseCoopers LLP, the Funds’ independent accountants, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders, and is incorporated by reference into the Statement of Additional Information.  You may obtain the annual report without charge by calling (800) 366-7266.

	SA Fixed
	Income Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 10.21	$ 9.87	$ 10.04	$ 10.00
Income from Investment Operations:
Net investment income	0.18	0.30	0.44	0.35
Net realized and unrealized gain on investments	0.50	0.34	0.13	0.03
Total from investment operations	0.68	0.64	0.57	0.38
Less Distributions:
Dividends from net investment income	(0.17)	(0.28)	(0.74)	(0.34)
Distributions from capital gains	(0.07)	(0.02)	-	-
Total distributions	(0.24)	(0.30)	(0.74)	(0.34)
Net asset value, end of period	$ 10.65	$ 10.21	$ 9.87	$ 10.04
Total return (1)	6.68%	6.59%	5.88%	3.90%
Net assets, end of period (000s)	$ 147,792	$ 116,022	$ 45,455	$ 15,165
Ratio of net expenses to average net assets (2)	0.85%	0.85%	0.87%	1.00%
Ratio of gross expenses to average net assets (2)(3)	1.43%	1.59%	2.06%	3.08%
Ratio of net investment income to average net assets (2)	3.39%	3.59%	4.20%	4.35%
Portfolio turnover rate (1)	27%	77%	135%	20%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income per share would have been (3)	$ 0.15	$ 0.24	$ 0.31	$ 0.18

*	From commencement of operations, July 29, 1999.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.

	SA U.S.
	Market Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 8.57	$ 10.26	$ 11.59	$ 10.00
Income from Investment Operations:
Net investment income	0.02	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.96)	(1.69)	(1.30)	1.57
Total from investment operations	(0.94)	(1.66)	(1.26)	1.59
Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	-
Distributions from capital gains	-	-	(0.03)	-
Total distributions	(0.04)	(0.03)	(0.07)	-
Net asset value, end of period	$ 7.59	$ 8.57	$ 10.26	$ 11.59
Total return (1)	(10.98)%	(16.20)%	(10.89)%	15.90%
Net assets, end of period (000s)	$ 115,595	$ 108,053	$ 55,605	$ 16,188
Ratio of net expenses to average net assets (2)	0.92%	0.92%	0.95%	1.08%
Ratio of gross expenses to average net assets (2)(3)	1.43%	1.52%	1.87%	3.33%
Ratio of net investment income (loss) to average net assets (2)	0.75%	0.43%	0.44%	0.43%
Portfolio turnover rate (1)	0%	1%	16%	1%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income (loss) per share would have been (3)	$ 0.01	$ (0.01)	$ (0.04)	$ (0.09)

*	From commencement of operations, August 5, 1999.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.

	SA U.S.
	HBtM Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 8.75	$ 11.02	$ 8.62	$ 10.00
Income from Investment Operations:
Net investment income	0.02	0.01	0.08	0.06
Net realized and unrealized gain (loss) on investments	(1.13)	(2.24)	2.46	(1.44)
Total from investment operations	(1.11)	(2.23)	2.54	(1.38)
Less Distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.11)	-
Distributions from capital gains	-	-	(0.03)	-
Total distributions	(0.02)	(0.04)	(0.14)	-
Net asset value, end of period	$ 7.62	$ 8.75	$ 11.02	$ 8.62
Total return (1)	(12.65)%	(20.31)%	29.69%	(13.80)%
Net assets, end of period (000s)	$ 62,008	$ 57,664	$ 29,578	$ 6,987
Ratio of net expenses to average net assets (2)	1.05%	1.05%	1.07%	1.13%
Ratio of gross expenses to average net assets (2)(3)	1.83%	1.92%	2.61%	5.67%
Ratio of net investment income (loss) to average net assets (2)	0.56%	0.23%	1.03%	1.57%
Portfolio turnover rate (1)	3%	3%	26%	3%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income (loss) per share would have been (3)	$ (0.01)	$ (0.04)	$ (0.04)	$ (0.12)

*	From commencement of operations, August 5, 1999.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.

	SA U.S.
	Small Company Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 12.24	$ 13.68	$ 12.58	$ 10.00
Income from Investment Operations:
Net investment income	(0.02)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.99)	(1.39)	1.16	2.59
Total from investment operations	(2.01)	(1.44)	1.13	2.58
Less Distributions:
Distributions from capital gains	-	-	(0.03)	-
Total distributions	-	-	(0.03)	-
Net asset value, end of period	$ 10.23	$ 12.24	$ 13.68	$ 12.58
Total return (1)	(16.42)%	(10.52)%	9.02%	25.80%
Net assets, end of period (000s)	$ 54,053	$ 53,854	$ 29,252	$ 6,836
Ratio of net expenses to average net assets (2)	1.25%	1.25%	1.26%	1.28%
Ratio of gross expenses to average net assets (2)(3)	2.23%	2.38%	3.32%	6.62%
Ratio of net investment income (loss) to average net assets (2)	(0.35)%	(0.51)%	(0.28)%	(0.18)%
Portfolio turnover rate (1)	4%	5%	17%	4%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income (loss) per share would have been (3)	$ (0.06)	$ (0.15)	$ (0.22)	$ (0.30)

*	From commencement of operations, August 5, 1999.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.

	SA International
	HBtM Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 8.54	$ 9.41	$ 9.99	$ 10.00
Income from Investment Operations:
Net investment income	0.00 **	0.03	0.09	0.11
Net realized and unrealized gain (loss) on investments	(1.28)	(0.79)	(0.60)	(0.08)
Total from investment operations	(1.28)	(0.76)	(0.51)	0.03
Less Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	(0.04)
Distributions from capital gains	-	(0.04)	(0.01)	-
Total distributions	(0.04)	(0.11)	(0.07)	(0.04)
Net asset value, end of period	$ 7.22	$ 8.54	$ 9.41	$ 9.99
Total return (1)	(14.94)%	(8.08)%	(5.15)%	0.36%
Net assets, end of period (000s)	$ 121,160	$ 124,215	$ 60,642	$ 21,192
Ratio of net expenses to average net assets (2)	1.45%	1.45%	1.47%	1.53%
Ratio of gross expenses to average net assets (2)(3)	1.74%	1.80%	2.10%	3.66%
Ratio of net investment income (loss) to average net assets (2)	0.19%	0.91%	1.27%	2.22%
Portfolio turnover rate (1)	7%	3%	12%	2%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income (loss) per share would have been (3)	$ 0.00 **	$ 0.02	$ 0.05	$ 0.00 **

*	From commencement of operations, August 5, 1999.
** Amount rounds to less than $0.01.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.

	SA International
	Small Company Fund

	Period Ended	Year Ended	Year Ended	Period Ended
	December 31, 2002	June 30, 2002	June 30, 2001	June 30, 2000 *
	(Unaudited)		(I Class)	(I Class)

Net Asset Value, Beginning of Period	$ 9.16	$ 9.18	$ 10.42	$ 10.00
Income from Investment Operations:
Net investment income	0.10	0.01	0.05	0.17
Net realized and unrealized gain (loss) on investments	(1.16)	0.03	(1.11)	0.47
Total from investment operations	(1.06)	0.04	(1.06)	0.64
Less Distributions:
Dividends from net investment income	(0.05)	(0.06)	-	(0.22)
Distributions from capital gains	-	-	(0.18)	-
Total distributions	(0.05)	(0.06)	(0.18)	(0.22)
Net asset value, end of period	$ 8.05	$ 9.16	$ 9.18	$ 10.42
Total return (1)	(11.61)%	0.47%	(10.15)%	5.84%
Net assets, end of period (000s)	$ 40,287	$ 39,293	$ 17,850	$ 5,613
Ratio of net expenses to average net assets (2)	1.28%	1.28%	1.29%	1.28%
Ratio of gross expenses to average net assets (2)(3)	1.70%	1.92%	3.04%	7.08%
Ratio of net investment income (loss) to average net assets (2)	2.57%	0.39%	0.68%	0.95%
Portfolio turnover rate (1)	N/A	N/A	N/A	25%
Without giving effect to the voluntary expense limitations described in Note 2 to the Financial Statements, net investment income (loss) per share would have been (3)	$ 0.08	$ (0.01)	$ (0.08)	$ (0.86)

*	From commencement of operations, August 5, 1999.
(1) Periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3)	Gross expenses before waivers and reimbursement of expenses.
N/A	Refer to financial statements of respective Master Fund.

For More Information

More information about SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

Statement of Additional Information (SAI)

The SAI provides more details about the Funds, their policies and the Fund’s Trustees.  A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain copies of the SAI, reports or other information without charge:

By telephone

Call 1-800-366-7266

By mail

Write to:

SA Funds – Investment Trust

1190 Saratoga Avenue

Suite 200

San Jose, California 95129

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from:

     SEC

     http://www.sec.gov

You can also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102.  You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

You may also find more information about the Funds on the Internet at http://www.Assante.com/US.

PRIVACY POLICY

SA Funds are committed to protecting your privacy and the confidentiality of your personal information.

This Privacy Policy explains SA Funds’ collection, use, retention and security of your personal information.

HOW SA FUNDS GATHER INFORMATION

SA Funds and the Funds’ adviser collect your personal information in the process of establishing and administering your accounts.

1. Application information. When you open an account with SA Funds, you provide information on your account application. This information may include your name, address, phone number, email address, Social Security number, and information about your investment experience, objectives and current investments.

2. Transaction information. Any time you initiate a transaction in an SA Funds account, the Funds or the adviser collect information about that transaction. The Funds or the adviser also keep information about your accounts, such as transaction history, current balances and current investments. These records also may include the application information listed above.

3. Mailing lists. In an effort to reach potential clients, the Funds and the adviser sometimes collect and use information from outside mailing lists.

HOW SA FUNDS USE AND SHARE INFORMATION

The Funds and the adviser share your personal information only with those parties who assist in establishing and administering your account. The Funds and the adviser do not sell your personal information to anyone, and they make every effort to maintain confidentiality.

1. Use of information. The Funds and the adviser use your personal information to establish and administer your accounts, to alert you to products and services the Funds’ adviser provides, and to fulfill regulatory obligations.

2. Sharing information for the purpose of providing services. The Funds and the adviser disclose your personal information to those parties who assist in processing your transactions or otherwise providing service to your accounts. In order to improve the services the Funds and the adviser provide, they also may disclose personal information, such as transaction history and investment objectives, to the adviser’s affiliates.

3. Sharing information for legal purposes. In certain circumstances, the Funds and the adviser may share personal information as required or permitted by law. They may do so, for example, to cooperate with regulators or law enforcement authorities, to resolve consumer disputes or for institutional risk control.

This Privacy Policy is not part of the Prospectus.

HOW SA FUNDS PROTECT INFORMATION

Even when the Funds and the adviser share your personal information, they remain committed to maintaining your privacy. The Funds and the adviser take steps to protect confidentiality of personal information whenever possible.

1. Contractual protections. The Funds’ adviser has contracts with all of its employees and unaffiliated companies with whom the Funds or the adviser share personal information, prohibiting them from using such personal information for any purpose other than that for which it is disclosed, and further prohibiting them from disclosing it to any other parties.

2. Sharing with affiliates. The Funds’ adviser does not share personal information with affiliates unless it is necessary to service your accounts or otherwise permitted by law.

3. Physical and procedural safeguards. The Funds and the adviser maintain physical, electronic and procedural safeguards to protect the confidentiality of your personal information. They also restrict employee access to your personal information to those employees who need to know that information in the course of their job responsibilities.

OTHER INFORMATION

The Funds and the adviser make every effort to keep your personal information accurate and complete. If you believe that they have outdated or otherwise inaccurate personal information about you, please contact SA Funds at (800) 366-7266 at your earliest convenience so that they may update their records.

SA Funds reserve the right to change this Privacy Policy and any of the policies and procedures listed herein at any time. However, if at any time in the future it becomes necessary to disclose personal information in a way that is inconsistent with this Privacy Policy, they will give you advance notice of the proposed change and an opportunity to opt out of such disclosure. If you end your relationship with SA Funds, they will adhere to the information policies and procedures in this Privacy Policy for as long as they retain your personal information.

This Privacy Policy applies to SA Funds and the Funds’ adviser. Other companies and any third parties who provide you with financial services may have policies that differ from this one. You should contact those companies directly for more information.

The examples and illustrations contained in this Privacy Policy are illustrations and are not intended to be exclusive.

If you have any questions or concerns regarding this Privacy Policy, please call SA Funds at (800) 366-7266.

In this Privacy Policy, the words "you" and "shareholder" are used to indicate any individual who obtains or has obtained a financial product or service from SA Funds that is to be used primarily for personal, family or household purposes. The words "personal information" are used to indicate any nonpublic information that identifies you or your accounts.

This Privacy Policy is not part of the Prospectus.